Disciplined Growth Investor Presentation May, 2013 Exhibit 99.1

Advancing security and well-being.

Safe Harbor Statement
This presentation contains forward looking statements made by management and may contain words such as “may,” “will,” “believe,” “expect,”
“anticipate,” “intend,” “plan,” “project,” “estimate” and “objective” or the negative thereof or similar terminology concerning the Company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different.
These risks and uncertainties, some of which are beyond the Company’s control, include the cyclical nature of the Company’s industrial, municipal, governmental and commercial markets; domestic and foreign governmental policy changes; restrictive debt covenants; availability of credit and third-party financing for customers; our ability to anticipate and meet customer demands for new products and product enhancements and the resulting new and enhanced products generating sufficient revenues to justify research and development expenses; our incurrence of restructuring and impairment charges as we continue to evaluate opportunities to restructure our business; highly competitive markets; increased product liability, warranty, recall claims, client service interruptions and other lawsuits and claims; technological advances by competitors; disruptions in the supply of parts and components from suppliers and subcontractors; attraction and retention of key employees;
disruptions within our dealer network; work stoppages and other labor relations matters; increased pension funding requirements and expenses beyond our control; costs of compliance with environmental and safety regulations; our ability to use net operating loss (“NOL”) carryovers to reduce future tax payments; charges related to goodwill and other long-lived intangible assets; our ability to expand our business through successful future acquisitions; unknown or unexpected contingencies in our existing business or in businesses acquired by us. These risks and uncertainties include, but are not limited to, the risk factors described under Item 1A, Risk Factors, in the Company’s Annual Report on
Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on its financial position or results of operations. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

Advancing security and well-being. Agenda I. Investment Case II. Overview of Company III. Financial Results IV. Growth 3

Advancing security and well-being.
Investment Case
Dominant Market Position in Critical Infrastructure Markets
Unparalleled Brand Equity and Distribution Franchise in Served Markets
Strengthened Balance Sheet with Increasing Ability to Generate Free Cash Flow
Flexible Manufacturing Capacity that is “In-Place” and Capable of Delivering Higher
Revenues and Profits
Long-Term Favorable Market Dynamics
Aging Infrastructure
Growing Investments in Energy
Demand for Products to Address Man-Made and Natural Disasters
Improving Industrial Markets
Management Execution
Management Depth in Sales, Marketing, Engineering and Operations

Company History

PUBLIC SERVICE COMPANY
OF NORTHERN ILLINOIS
PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS

ARMY
E
NAVY

- **1901** John H. Gilchrist founds the Federal Electric Company in Chicago
- **1944** Production of electronic sirens for WWI and WWII earns the Company the Army-Navy "E" Production Award for Distinguished Service
- **1969** Now known as Federal Sign & Signal, company stock is traded on the NYSE under the ticker symbol FSS
- **1975** Company becomes Federal Signal Corporation, headquarters move to Oak Brook in 1977
- **1982-1990s** Domestic acquisitions of Elgin Sweeper, Guzzler, Vactor and Jetstream brands. International acquisitions of Bronto Skylift in Finland, VAMA vehicle lights and sirens in Spain, and Victor Products in the U.K.
- **For more than 110 years, we have been committed to advancing security and well-being**

FEDERAL SIGNAL

Advancing security and well-being. 5

Advancing security and well-being.
Experienced Management Team
President and CEO since October 2010
Previously served as Chairman, President and CEO of General Binding Corporation
35+ years operational & leadership experience primarily at Illinois Tool Works and Ingersoll-Rand
Appointed Chief Financial Officer May 28, 2013
Formerly Chief Financial Officer of Westell Corporation since 2009
Previously Chief Financial Officer of Fellowes, Inc.
Strong Treasury and Investor Relations background
Chief Administrative Officer since November 2010 and Secretary and General Counsel since March 2004
Operating executive for Safety and Security Systems Group
Joined Federal Signal in 1994 as Corporate Counsel
18 years with Federal Signal

Dennis Martin, President and Chief Executive Officer
Jennifer Sherman, SVP, Chief Administrative Officer,
General Counsel and Secretary
Brian Cooper, Chief Financial Officer

Advancing security and well-being.
Experienced Management Team
Safety & Security Systems Group
Bryan Boettger, President, Public Safety Systems Division
Joseph Wilson, President, Industrial Systems Division
Dan DesRochers, Vice President of Operations, Safety and Security Systems Group
Fire Rescue Group
Esa Peltola, President, Fire Rescue Group

Responsible for Federal Signal’s Public Safety Systems Division
Joined Federal Signal as Manager of Manufacturing Engineering and has continued through the organization in
25 years with Federal Signal
Responsible for Federal Signal’s Industrial Systems Division
Joined Federal Signal in 1987 as the Western Regional Sales Manager for Electrical Products and has
25 years with Federal Signal
Vice President of Operations, Safety and Security Systems Group since 2011
Former VP and General Manager of Elgin
22 years of operations and management experience in manufacturing
6 years with Federal Signal
President of  Fire Rescue Group since 2007
Managing Director of Bronto Skylift OY AB since 1998
Joined Bronto in 1969 as an electrician’s assistant and has held a variety of positions of increasing
44 years with Bronto
positions of increasing responsibility
continually progressed through the organization into positions of increasing responsibility responsibility in design, maintenance, product management and sales and marketing

ELGIN
Built for clean. Backed for life.

VACTOR
WORK ASSURED

Jetstream
There's A Way.

FS Solutions
Be Unstoppable

FEDERAL SIGNAL

Advancing security and well-being.
Experienced Management Team
Vice President and General Manager of Elgin, Vice President of Sales, Elgin/Vactor North American Dealer
Channel since 2012
Former Vice President of Sales and Marketing
Joined Federal Signal as a Manufacturing Engineer and held several positions in operations, production, service and sales prior to 2004
25 years with Federal Signal
Vice President of Vactor since 2010
Transferred to Vactor in February 2003 as Plant Manager
9 years at Elgin in various manufacturing positions
18.5 years with Federal Signal
Vice President, Direct Channel Sales since 2012
Vice President and General Manager of Jetstream since 2006
Direct Channel Sales ESG
13 years with Federal Signal
Vice President of Sales and Parts Operations since 2013
Former Vice President and General Manager of Vactor 2003-2010
28 years of executive experience in manufacturing
7 years with Federal Signal

Environmental Solutions Group
Mike Higgins, Vice President Sales and Marketing
Sam Miceli, Vice President, General Manager of Vactor
Bill Krupowicz, Vice President and General Manager of Jetstream of Houston
Dan Schueller, Vice President, Sales and Parts Operations

Advancing security and well-being.
Federal Signal Overview
Products and Services Enhance the Safety, Security and
Well-Being of Communities and Workplaces Around the
World
11 Manufacturing Facilities in 6 Countries
Operates 3 Segments:
Environmental Solutions Group (ESG)
Fire Rescue Group (Bronto)
Safety & Security Systems Group (SSG)
Increasing Global Presence and Installed Base of Customers
– Over 3,000 Customers in more  than 100 Countries
Employees: ~2,600 Worldwide
Company Overview 2012 Net Sales by Segment
Fire Rescue Group
17%
Environmental
Solutions Group
53%
Safety & Security
Systems Group
30%

Advancing security and well-being.
Federal Signal Segments
ESG
Products
Geographic
Mix
2012
Revenue
Elgin street sweepers
Vactor truck-mounted sewer cleaners,
hydro-excavators,  and industrial vacuum
trucks
Jetstream waterblasters
FS Depot and FS Solutions – parts and
service deliveries and rental center
$428MM (53% of sales) $240MM (30% of sales) $135MM (17% of sales)
Fire Rescue
Aerial lift access platforms for fire rescue
and wind turbine maintenance, utilities
and other industrial applications
SSG
Vehicle lights and sirens (U.S. and VAMA)
Indoor and outdoor mass warning and
notification systems (Industrial Systems
and Alerting & Notification Systems)
Victor mining and electrical safety
equipment
U.S.
6%
Non-U.S.
94%
Non-U.S.
20%
U.S.
80%

U.S.
58%
Non-U.S.
42%

Advancing security and well-being. Diversified Product Mix 11

Advancing security and well-being.
Industrial Systems
Integrated Communications
SmartMsg
Enabled Systems
ICS Integrated
Command
Solution
Indoor Warning
System
Public
Address/General
Alarm
Public Safety
Software Systems
Outdoor
Warning Systems
Interoperable
Communications
Citizen Alerting
Systems

Advancing security and well-being. Hydro-Excavation Hydro-excavating through ice 13 with hot water

Advancing security and well-being. Waterblasting Hydro-demolition, hydro-cleaning and high pressure cleaning 14

Advancing security and well-being.
Consolidated Historical Financial Performance*
($ in millions) 2010 2011 2012
Revenue $633.1 688.7 $803.2
% Growth -- 8.8% 16.6%
COGS 482.2 533.3 613.4
Gross Profit $150.9 $155.4 $189.8
% Margin 23.8% 22.6% 23.6%
Operating Expenses 138.5 122.2 138.3
Operating Income $12.4 $33.2 $51.5
% Margin 2.0% 4.8% 6.4%
Interest Expense 10.2 16.4 21.4
Other Expense 1.2 0.2 4.2
Pretax Income $1.0 $16.6 $25.9
* Consolidated financial results reflect only continuing operations of the Company

7%
6%
5%
4%
3%
2%
1%
0%
Operating Margin
Total FSC Continuing Operations
2.0%
4.8%
6.4%
2010
2011
2012

12
10
8
6
4
2
0
Total Debt / EBITDA
11.0
4.8
2.4
2010
2011
2012

FEDERAL SIGNAL

Advancing security and well-being.
2012 Headlines: Margin Expansion and Debt Reduction
Continued Progress on Operating Margin Targets
Complemented by Declining Leverage
Business
Segment
FY 2011
Operating
Margin
FY 2012
Operating
Margin
Margin
Targets
ESG 6.8% 9.8% 10% - 12%
Bronto 6.0% 6.6% 10% - 12%
SSG 9.7% 12.0% 14% - 16%

Operating Margin excludes the impact of restructuring charges in both 2011 and 2012

70
60
50
40
30
20
10
0
.21
.41
.55 to .65
YR 2011
YR 2012
YR 2013 Guidance

FEDERAL SIGNAL

Advancing security and well-being.
2013 and Beyond Overview
Adjusted EPS* and Guidance
*Adjusted EPS excludes the effect of debt settlement charges and reflects only the continuing operations of the Company.

Areas of Focus
Progress Toward Margin Targets
at Bronto and SSG
Accelerate Growth in Industrial
Markets
Deliver Increased Value to
Shareholders

Advancing security and well-being.
Industrial Business Growth Opportunities
Business Unit Industrial
Order Mix*
Success Factors in Increasing Industrial
Mix
U.S. Industrial Systems 63% • Extending Leadership in Public Warning
Systems in Commercial Markets
• Building Global Distribution Capabilities
Global Jetstream 100% • Global Channel Development
• New Product-Application Development
Bronto 23%
• North American Distribution
• Further Exploit Utility Markets
U.S. Vactor 50%
• Continued Investment in Efficient Capacity
• Leverage New Application Successes (e.g.
Hydro-excavation)
* Industrial Order Mix Includes Fiscal Years 2010 through 2012
Success Factors
Complemented
by Targeted
Product Line
Acquisitions

Advancing security and well-being.
2010
2011
2012
Percentage of Orders from Industrial Customers*
Execution on Building Industrial Customer Mix at Bronto
*Excluding service revenue; lifts only. Data reflect revenue mix in Euros.

Advancing security and well-being.
Growth Strategy
Geographic Expansion New Markets for Existing
Products
New Product
Development and
Acquisitions

Innovation Program
Effective use of
established platforms
Waterblasting
Hydro-excavation
Security Systems
Bronto in North America
Export markets from U.S.
Jetstream and Industrial
Systems in the Asia Pacific
and Middle East

BRONTO SKYLIFT

ELGIN
Built for clean. Backed for life.

Jetstream
There's A Way.

GUZZLER
THE TOUGH YOU TRUST

FEDERAL SIGNAL

FEDERAL SIGNAL VAMA
Safety and Security Systems

Solutions
Be Unstoppable

Victor

VACTOR
WORK ASSURED

FEDERAL SIGNAL

Advancing security and well-being. Building Equity in our Brands 21